Exhibit 99.1

Pennant Reports Second Quarter 2024 Results

Conference Call and Webcast scheduled for tomorrow, August 7, 2024 at 10:00 am MT

EAGLE, Idaho – August 6, 2024 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results for the second quarter of 2024, reporting GAAP diluted earnings per share of $0.18 for the second quarter of 2024. Pennant also reported adjusted diluted earnings per share of $0.24 for the quarter (1).

Second Quarter Highlights

▪Total revenue for the second quarter was $168.7 million, an increase of $36.5 million or 27.6% over the prior year quarter;

▪Net income for the second quarter was $5.7 million, an increase of $2.9 million or 103.4% over the prior year quarter;

▪Adjusted net income for the second quarter was $7.3 million, an increase of $1.9 million or 35.0% over the prior year quarter;

▪Segment Adjusted EBITDAR from Operations for the second quarter was $23.5 million, an increase of $4.0 million or 20.5% over the prior year quarter;

▪Adjusted EBITDA for the second quarter was $13.2 million, an increase of $3.1 million or 30.6% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the second quarter was $125.3 million, an increase of $30.3 million or 31.9% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the second quarter was $21.2 million, an increase of $5.5 million or 35.3% over the prior year quarter; and segment adjusted EBITDA from operations the second quarter was $19.6 million, an increase of $5.2 million or 36.3% over the prior year quarter;

▪Total home health admissions for the second quarter were 14,140, an increase of 3,699 or 35.4% over the prior year quarter; total Medicare home health admissions for the second quarter were 5,738, an increase of 889 or 18.3% over the prior year quarter;

▪Hospice average daily census for the second quarter was 3,220, an increase of 726 or 29.1% compared to the prior year quarter;

▪Senior Living Services segment revenue for the second quarter was $43.4 million, an increase of $6.2 million or 16.6% over the prior year quarter; average occupancy for the second quarter was 78.8%, an increase of 80 basis points over the prior year quarter, and average monthly revenue per occupied room for the second quarter was $4,790 an increase of $378 or 8.6% over the prior year quarter;

Exhibit 99.1

▪Senior Living segment adjusted EBITDAR from operations for the second quarter was $12.8 million, an increase of $1.1 million or 9.6% over the prior year quarter; and segment adjusted EBITDA from Operations for the second quarter was $4.1 million, an increase of $0.5 million or 14.8% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”

Operating Results

“We are pleased to report excellent second quarter results, which reflect strong performance in our mature operations, coupled with robust acquisition activity,” said Brent Guerisoli, Pennant’s Chief Executive Officer. “Our on-going investment in leadership has positioned us well to add value to our existing operations even as we acquire new ones. With our solid operating results and healthy balance sheet, we are excited for continued success in the second half of the year. We are updating our annual guidance based on the sustainable momentum we see in the business, and the accretive additions that will contribute to the bottom line through the remainder of 2024.”

A discussion of the Company's use of Non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDA, adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three and six months ended June 30, 2024, which has been filed with the SEC today and can be viewed on the Company’s website at www.pennantgroup.com.

2024 Guidance

Management is updating its annual guidance as follows: total revenue is anticipated to be between $654.0 million and $694.5 million; full year 2024 adjusted earnings per diluted share is anticipated to be between $0.89 and $0.95; and full year 2024 adjusted EBITDA is anticipated to be between $50.7 million and $53.8 million.

“The Company’s updated guidance incorporates current operations and organic growth, diluted weighted average shares outstanding of approximately 30.7 million, and a 25.8% effective tax rate,” stated Lynette Walbom, Pennant’s Chief Financial Officer. “It anticipates continued strong operating performance through the end of the year, hospice reimbursement rate adjustments, increased interest expense, and the contributions from our joint ventures and management agreements. It excludes unannounced acquisitions, the announced purchase of Signature’s Oregon assets, start-ups, share-based compensation, acquisition-related costs, or one-time implementation and unusual items.”

Conference Call

A live webcast will be held tomorrow, August 7, 2024 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s second quarter 2024 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.
About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 117 home health and hospice agencies and 54 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own

Exhibit 99.1
management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 506-6100
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Revenue	$168,745	$132,281	$325,660	$258,745

Expense
Cost of services	135,313	106,176	261,308	208,778
Rent—cost of services	10,524	9,836	20,908	19,433
General and administrative expense	11,878	8,791	23,314	17,496
Depreciation and amortization	1,468	1,214	2,799	2,494
Loss (gain) on disposition of property and equipment, net	—	3	(755)	3
Total expenses	159,183	126,020	307,574	248,204
Income from operations	9,562	6,261	18,086	10,541
Other (expense) income, net:
Other (expense) income	(2)	35	83	65
Interest expense, net	(1,622)	(1,453)	(3,414)	(2,859)
Other expense, net	(1,624)	(1,418)	(3,331)	(2,794)
Income before provision for income taxes	7,938	4,843	14,755	7,747
Provision for income taxes	1,844	1,921	3,603	2,828
Net income	6,094	2,922	11,152	4,919
Less: Net income attributable to noncontrolling interest	404	125	556	272
Net income attributable to The Pennant Group, Inc.	$5,690	$2,797	$10,596	$4,647
Earnings per share:
Basic	$0.19	$0.09	$0.35	$0.16
Diluted	$0.18	$0.09	$0.35	$0.15
Weighted average common shares outstanding:
Basic	30,142	29,809	30,094	29,780
Diluted	30,781	30,193	30,583	30,171

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash	$3,043	$6,059
Accounts receivable—less allowance for doubtful accounts of $253 and $259, respectively	76,089	61,116
Prepaid expenses and other current assets	14,981	12,902
Total current assets	94,113	80,077
Property and equipment, net	40,905	28,598
Right-of-use assets	267,353	262,923
Deferred tax assets, net	114	—
Restricted and other assets	11,953	9,337
Goodwill	110,487	91,014
Other indefinite-lived intangibles	77,542	67,742
Total assets	$602,467	$539,691
Liabilities and equity
Current liabilities:
Accounts payable	$15,392	$10,841
Accrued wages and related liabilities	30,601	28,256
Operating lease liabilities—current	18,473	17,122
Other accrued liabilities	19,223	15,330
Total current liabilities	83,689	71,549
Long-term operating lease liabilities—less current portion	251,613	248,596
Deferred tax liabilities, net	1,336	1,855
Other long-term liabilities	10,662	8,262
Long-term debt, net	82,174	63,914
Total liabilities	429,474	394,176
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 30,493 and 30,150 shares issued and outstanding, respectively, at June 30, 2024; and 30,297 and 29,948 shares issued and outstanding, respectively, at December 31, 2023	30	29
Additional paid-in capital	110,311	105,712
Retained earnings	45,259	34,663
Treasury stock, at cost, 3 shares at June 30, 2024 and December 31, 2023	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	155,535	140,339
Noncontrolling interest	17,458	5,176
Total equity	172,993	145,515
Total liabilities and equity	$602,467	$539,691

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Six Months Ended June 30,
	2024	2023
Net cash provided by operating activities	$11,036	$15,533
Net cash used in investing activities	(33,280)	(11,226)
Net cash provided by (used in) financing activities	19,228	(3,548)
Net (decrease) increase in cash	(3,016)	759
Cash beginning of period	6,059	2,079
Cash end of period	$3,043	$2,838

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended June 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$61,637	36.5%	$42,411	32.1%
Hospice	59,347	35.2	46,562	35.2
Home care and other(a)	4,317	2.6	6,047	4.6
Total home health and hospice services	125,301	74.3	95,020	71.9
Senior living services	43,444	25.7	37,261	28.1
Total revenue	$168,745	100.0%	$132,281	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

	Six Months Ended June 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$118,849	36.5%	$84,191	32.5%
Hospice	113,954	35.0	89,851	34.7
Home care and other(a)	8,988	2.7	12,057	4.7
Total home health and hospice services	241,791	74.2	186,099	71.9
Senior living services	83,869	25.8	72,646	28.1
Total revenue	$325,660	100.0%	$258,745	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

Exhibit 99.1
THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended June 30,
	2024	2023	Change	% Change
Total agency results:
Home health and hospice revenue	$125,301	$95,020	30,281	31.9%

Home health services:
Total home health admissions	14,140	10,441	3,699	35.4%
Total Medicare home health admissions	5,738	4,849	889	18.3%
Average Medicare revenue per 60-day completed episode(a)	$3,752	$3,519	$233	6.6%
Hospice services:
Total hospice admissions	3,051	2,322	729	31.4%
Average daily census	3,220	2,494	726	29.1%
Hospice Medicare revenue per day	$184	$189	$(5)	(2.6)%

	Three Months Ended June 30,
	2024	2023	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$108,516	$94,417	$14,099	14.9%

Home health services:
Total home health admissions	12,227	10,306	1,921	18.6%
Total Medicare home health admissions	5,074	4,785	289	6.0%
Average Medicare revenue per 60-day completed episode(a)	$3,623	$3,520	$103	2.9%
Hospice services:
Total hospice admissions	2,654	2,302	352	15.3%
Average daily census	2,864	2,494	370	14.8%
Hospice Medicare revenue per day	$189	$189	$—	—%

Exhibit 99.1

	Six Months Ended June 30,
	2024	2023	Change	% Change
Total agency results:
Home health and hospice revenue	$241,791	$186,099	$55,692	29.9%

Home health services:
Total home health admissions	28,789	21,351	7,438	34.8%
Total Medicare home health admissions	12,084	9,797	2,287	23.3%
Average Medicare revenue per 60-day completed episode(a)	$3,624	$3,467	$157	4.5%
Hospice services:
Total hospice admissions	6,131	4,773	1,358	28.5%
Average daily census	3,091	2,467	624	25.3%
Hospice Medicare revenue per day	$185	$186	$(1)	(0.5)%

	Six Months Ended June 30,
	2024	2023	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$212,193	$185,496	$26,697	14.4%

Home health services:
Total home health admissions	24,402	21,140	3,262	15.4%
Total Medicare home health admissions	10,433	9,700	733	7.6%
Average Medicare revenue per 60-day completed episode(a)	$3,557	$3,468	$89	2.6%
Hospice services:
Total hospice admissions	5,346	4,753	593	12.5%
Average daily census	2,782	2,467	315	12.8%
Hospice Medicare revenue per day	$188	$186	$2	1.1%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2023.

Exhibit 99.1

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Total senior living results:
Senior living revenue	$43,444	$37,261	$83,869	$72,646

Occupancy	78.8%	78.0%	78.7%	78.1%
Average monthly revenue per occupied unit	$4,790	$4,412	$4,730	$4,357

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Same store senior living(a) results:
Senior living revenue	$39,691	$36,785	$78,595	$72,099

Occupancy	79.2%	79.6%	79.5%	79.3%
Average monthly revenue per occupied unit	$4,753	$4,390	$4,698	$4,342

(a)	Same store senior living results is defined as all senior living communities excluding affiliate memory care units in transition, and new senior living operations acquired in 2023 or 2024.

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended June 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$81,880	48.5%	$64,214	48.5%
Medicaid	26,462	15.7	18,931	14.3
Subtotal	108,342	64.2	83,145	62.8
Managed Care	21,349	12.7	17,254	13.1
Private and Other(a)	39,054	23.1	31,882	24.1
Total revenue	$168,745	100.0%	$132,281	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

	Six Months Ended June 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$158,861	48.8%	$124,970	48.3%
Medicaid	51,528	15.8	36,562	14.1
Subtotal	210,389	64.6	161,532	62.4
Managed Care	41,471	12.7	34,380	13.3
Private and Other(a)	73,800	22.7	62,833	24.3
Total revenue	$325,660	100.0%	$258,745	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

Exhibit 99.1
THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Net income attributable to The Pennant Group, Inc.	$5,690	$2,797	$10,596	$4,647

Non-GAAP adjustments
Costs at start-up operations(a)	98	471	178	1,001
Share-based compensation expense(b)	1,949	1,354	3,475	2,773
Acquisition related costs and credit allowances(c)	365	72	502	104
Costs associated with transitioning operations(d)	87	570	(486)	669
Unusual, non-recurring or redundant charges(e)	32	226	307	624
Provision for income taxes on Non-GAAP adjustments(f)	(878)	(49)	(1,267)	(531)
Non-GAAP net income	$7,343	$5,441	$13,305	$9,287

Dilutive Earnings Per Share As Reported
Net Income	$0.18	$0.09	$0.35	$0.15
Average number of shares outstanding	30,781	30,193	30,583	30,171

Adjusted Diluted Earnings Per Share
Net Income	$0.24	$0.18	$0.44	$0.31
Average number of shares outstanding	30,781	30,193	30,583	30,171

(a)	Represents results related to start-up operations.
		Three Months Ended June 30,		Six Months Ended June 30,
		2024	2023	2024	2023
	Revenue	$(2,546)	$(3,286)	$(4,956)	$(5,893)
	Cost of services	2,491	3,351	4,819	6,161
	Rent	150	401	306	723
	Depreciation & amortization	3	5	9	10
	Total Non-GAAP adjustment	$98	$471	$178	$1,001

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended June 30,		Six Months Ended June 30,
		2024	2023	2024	2023
	Cost of services	$983	$781	$1,745	$1,469
	General and administrative	966	573	1,730	1,304
	Total Non-GAAP adjustment	$1,949	$1,354	$3,475	$2,773

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

Exhibit 99.1

(d)	During the three months ended March 31, 2023, an affiliate of the Company placed its memory care units into transition and began seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with one of the entities transitioned to Ensign.
		Three Months Ended June 30,		Six Months Ended June 30,
		2024	2023	2024	2023
	Revenue	$(1)	$—	$(1)	$—
	Cost of services	34	538	(594)	585
	Rent	52	27	104	79
	Depreciation	2	5	5	5
	Total Non-GAAP adjustment	$87	$570	$(486)	$669

(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(f)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.0% and 26.0% for the six months ended June 30, 2024 and 2023, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Consolidated net income	$6,094	$2,922	$11,152	$4,919
Less: Net income attributable to noncontrolling interest	404	125	556	272
Add: Provision for income taxes	1,844	1,921	3,603	2,828
Net interest expense	1,622	1,453	3,414	2,859
Depreciation and amortization	1,468	1,214	2,799	2,494
Consolidated EBITDA	10,624	7,385	20,412	12,828
Adjustments to Consolidated EBITDA
Add: Costs at start-up operations(a)	(55)	65	(137)	268
Share-based compensation expense(b)	1,949	1,354	3,475	2,773
Acquisition related costs and credit allowances(c)	365	72	502	104
Costs associated with transitioning operations(d)	33	538	(595)	585
Unusual, non-recurring or redundant charges(e)	32	226	307	624
Rent related to items (a) and (d) above	202	428	410	802
Consolidated Adjusted EBITDA	13,150	10,068	24,374	17,984
Rent—cost of services	10,524	9,836	20,908	19,433
Rent related to items (a) and (d) above	(202)	(428)	(410)	(802)
Adjusted rent—cost of services	10,322	9,408	20,498	18,631
Consolidated Adjusted EBITDAR(f)	$23,472		$44,872

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During the three months ended March 31, 2023, an affiliate of the Company placed its memory care units into transition and began seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with one of the entities transitioned to Ensign.
(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.
(f)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

Exhibit 99.1

The following table present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments and are included in “All Other”:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Segment GAAP Financial Measures:
Three Months Ended June 30, 2024
Revenue	$125,301	$43,444	$—	$168,745
Segment Adjusted EBITDAR from Operations	$21,214	$12,804	$(10,546)	$23,472
Three Months Ended June 30, 2023
Revenue	$95,020	$37,261	$—	$132,281
Segment Adjusted EBITDAR from Operations	$15,681	$11,680	$(7,885)	$19,476

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Segment GAAP Financial Measures:
Six Months Ended June 30, 2024
Revenue	$241,791	$83,869	$—	$325,660
Segment Adjusted EBITDAR from Operations	$40,764	$24,815	$(20,707)	$44,872
Six Months Ended June 30, 2023
Revenue	$186,099	$72,646	$—	$258,745
Segment Adjusted EBITDAR from Operations	$30,093	$21,921	$(15,399)	$36,615

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to Condensed Consolidated Income from Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations(a)	$23,472	$19,476	$44,872	$36,615
Less: Depreciation and amortization	1,468	1,214	2,799	2,494
Rent—cost of services	10,524	9,836	20,908	19,433
Other income	(2)	35	83	65
Adjustments to Segment EBITDAR from Operations:
Less: Costs at start-up operations(b)	(55)	65	(137)	268
Share-based compensation expense(c)	1,949	1,354	3,475	2,773
Acquisition related costs and credit allowances(d)	365	72	502	104
Costs associated with transitioning operations(e)	33	538	(595)	585
Unusual, non-recurring or redundant charges(f)	32	226	307	624
Add: Net income attributable to noncontrolling interest	404	125	556	272
Consolidated Income from Operations	$9,562	$6,261	$18,086	$10,541

Exhibit 99.1

(a)
Segment Adjusted EBITDAR from Operations is net income (loss) attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, and, in order to view the operations performance on a comparable basis from period to period, certain adjustments including: (1) costs at start-up operations, (2) share-based compensation, (3) acquisition related costs and credit allowances, (4) the costs associated with transitioning operations, (5) unusual, non-recurring or redundant charges, and (6) net income attributable to noncontrolling interest. General and administrative expenses are not allocated to the reportable segments, and are included as “All Other,” accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During the three months ended March 31, 2023, an affiliate of the Company placed its memory care units into transition and began seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with one of the entities transitioned to Ensign.
(f)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended June 30,
	Home Health and Hospice		Senior Living
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations	$21,214	$15,681	$12,804	$11,680
Less: Rent—cost of services	1,664	1,374	8,860	8,462
Rent related to start-up and transitioning operations	(57)	(83)	(145)	(345)
Segment Adjusted EBITDA from Operations	$19,607	$14,390	$4,089	$3,563

	Six Months Ended June 30,
	Home Health and Hospice		Senior Living
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations	$40,764	$30,093	$24,815	$21,921
Less: Rent—cost of services	3,393	2,697	17,515	16,736
Rent related to start-up and transitioning operations	(122)	(176)	(288)	(626)
Segment Adjusted EBITDA from Operations	$37,493	$27,572	$7,588	$5,811

Exhibit 99.1
Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) (benefits) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) (benefits) provisions for income taxes, (c) depreciation and amortization, (d) costs incurred for start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs and credit allowances, (g) net costs associated with transitioning operations, (h) unusual, non-recurring or redundant charges and (i) net income attributable to noncontrolling interest. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) (benefits) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) costs incurred for start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs and credit allowances, (h) redundant or non-recurring transition services costs, (i) costs associated with transitioning operations, (j) unusual, non-recurring or redundant charges and (j) net income attributable to noncontrolling interest. The company believes that the presentation of EBITDA, adjusted EBITDA, consolidated adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.